Batterymarch U.S. Small Capitalization Equity Portfolio,
                a series of Legg Mason Charles Street Trust, Inc.

                    Supplement dated December 31, 2002 to the
            Statement of Additional Information dated August 1, 2002

The section titled "Additional Information About Investment Restrictions and Policies" beginning on Page 4 of the Statement of Additional Information ("SAI") is replaced in its entirety with the following. You should retain this Supplement with your SAI for future reference.

                                  FUND POLICIES

           The following information  supplements the information concerning the
Portfolio's  investment  objective,   policies  and  limitations  found  in  the
Prospectus.

           Batterymarch U.S. Small Capitalization Equity Portfolio's investment objective is to seek long-term capital appreciation. The investment objective is non-fundamental and may be changed by the Portfolio's Board of Directors without shareholder approval upon 60 days' written notice to shareholders.

           The Portfolio has adopted the following fundamental investment limitations that cannot be changed except by a vote of its shareholders.

           Batterymarch U.S. Small Capitalization Equity Portfolio may not:

1. Borrow money, except (1) in an amount not exceeding 33 1/3 % of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;

2. Engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Portfolio may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act");

3. Lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Portfolio from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;

4. Issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;

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6.         Purchase or sell physical  commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a
           forward-commitment   or  delayed-delivery   basis  or  other  similar
           financial   instruments,   or  investing  in   securities   or  other
           instruments that are secured by physical commodities;

7. Make any investment if, as a result, the Portfolio's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the Portfolio's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

           The foregoing fundamental investment limitations may be changed with respect to the Portfolio by "the vote of a majority of the outstanding voting securities" of the Portfolio, a term defined in the 1940 Act to mean the vote
(a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present, or (b) of more than 50% of the outstanding voting securities of the Portfolio, whichever is less.

           The following are some of the non-fundamental investment limitations that the Portfolio currently observes:

1. The Portfolio will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. The Portfolio may invest up to 15% of its net assets in illiquid securities.

3. The Portfolio may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that
           (i) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

4. The Portfolio may not purchase securities on margin, except that (1) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions and (2) the Portfolio may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis or other financial instruments.

           The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Portfolio may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Portfolio. Borrowing for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Portfolio at the time the borrowing is made is not deemed to be an issuance of a senior security.

           There  are  various  investment  techniques  that may give rise to an obligation of a portfolio to make a future payment about which the SEC has stated it would not raise senior security concerns, provided the portfolio maintains segregated assets or an offsetting position in an amount that covers the future payment obligation. Such investment techniques, among other things, when-issued securities, forward contracts and repurchase agreements. The Portfolio is permitted to engage in these techniques.

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           Although  not  a  part  of  the  Portfolio's  fundamental  investment restriction on concentration, it is the current position of the SEC staff that a portfolio's investments are concentrated in an industry when 25% or more of the portfolio's net assets are invested in issuers whose principal business is in that industry. If the Portfolio were to "concentrate" its investments in a particular industry, investors would be exposed to greater risks because the
Portfolio's   performance   would  be  largely   dependent  on  that  industry's
performance.

         The Portfolio is diversified under the 1940 Act. Although not a part of the Portfolio's fundamental investment restrictions, the 1940 Act currently states that a portfolio is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the portfolio's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The Portfolio may only change to non-diversified status with the affirmative vote of the Portfolio's shareholders.

           Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth above is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of the Portfolio, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The Portfolio will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

           Unless otherwise stated, the Portfolio's investment policies and limitations are non-fundamental and may be changed without shareholder approval.

         The Portfolio intends, under normal circumstances, to invest at least 80% of its assets in equity securities of companies with small market capitalizations domiciled, or having their principal activities, in the United States. The Portfolio may not change its policy to invest at least 80% of its assets in the type of securities suggested by its name unless it provides shareholders with at least 60 days' written notice of such change. For purposes of this limitation only, assets include the amount of any borrowing for investment purposes.

           In applying its investment policies and limitations, the Portfolio, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

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